                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of February, 1999.



                                         /s/ Fred C. Ackman
                                         ---------------------------------------
                                         Fred C. Ackman

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of February, 1999.



                                         /s/ Kenneth L. Lay
                                         ---------------------------------------
                                         Kenneth L. Lay

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 19th day of February, 1999.



                                         /s/ Edward Randall, III
                                         ---------------------------------------
                                         Edward Randall, III

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of February, 1999.



                                         /s/ Ken L. Harrison
                                         ---------------------------------------
                                         Ken L. Harrison

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 2nd day of March, 1999.



                                         /s/ Frank G. Wisner
                                         ---------------------------------------
                                         Frank G. Wisner

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of February, 1999.



                                         /s/ Jeffrey K. Skilling
                                         ---------------------------------------
                                         Jeffrey K. Skilling

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of February, 1999.



                                         /s/ James V. Derrick, Jr.
                                         ---------------------------------------
                                         James V. Derrick, Jr.

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of February, 1999.



                                         /s/ Richard A. Causey
                                         ---------------------------------------
                                         Richard A. Causey

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of February, 1999.



                                         /s/ John H. Duncan
                                         ---------------------------------------
                                         John H. Duncan

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         The undersigned, as a director of Enron Oil & Gas Company, a Delaware corporation (the "Company"), in connection with the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 1998, with the Securities and Exchange Commission, does hereby make, constitute and appoint Mark G. Papa, Walter C. Wilson and Angus H. Davis, each of them with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, for and on behalf and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto each above-mentioned individual the full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 17th day of February, 1999.



                                         /s/ Forrest E. Hoglund
                                         ---------------------------------------
                                         Forrest E. Hoglund